Exhibit 99.3

Investor Presentation January 2021

Disclaimer This presentation (the “presentation”) is being delivered to a limited number of parties for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debtor other financial instruments of Landcadia Holdings III, Inc. (“Landcadia”) or The Hillman Companies, Inc. (“Hillman”) or any of their respective affiliates. The presentation has been prepared to assist parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Landcadia and Hillman and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect of the Business Combination. No Representation or Warranty. No representation or warranty, express or implied, is or will be given by Landcadia or Hillman or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Landcadia or Hillman, and does not constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Landcadia and Hillman disclaim any duty to update the information contained in this presentation. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. The only obligations of any such person shall be those of Landcadia and Hillman set forth in a definitive agreement executed by Landcadia and Hillman regarding a possible negotiated transaction with Landcadia and Hillman. The proposed Business Combination is subject to, among other things, the negotiation and execution of a definitive agreement providing for the Business Combination, the approval by Landcadia’s stockholders, satisfaction of the conditions set forth in the definitive agreement. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed Business Combination will be consummated. Forward looking statements. This presentation contains “forward looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the Business Combination as well as of Landcadia, Hillman and the combined company following the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemption by Landcadia’s public stockholders and purchase price adjustments in connection with the Business Combination, the timing of the completion of the Business Combination, the anticipated pro forma enterprise value and projected revenue of the combined company following the Business Combination, anticipated ownership percentages of the combined company’s stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential Business Combination. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this presentation, words such as “pro forma,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will”, “would” and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking. When Landcadia discusses its strategies or plans, including as they relate to the Business Combination, it is making projections, forecasts and forward looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Landcadia’s management. These forward looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of Landcadia’s and Hillman’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) Landcadia’s ability to complete the Business Combination or, if Landcadia does not complete the Business Combination, any other initial business combination; (2) satisfaction or waiver (if applicable ) of the conditions to the Business Combination, including with respect to the approval of the stockholders of Landcadia; (3) the ability to maintain the listing of the combined company’s securities on Nasdaq or another exchange; (4) the risk that the Business Combination disrupts current plans and operations of Landcadia or Hillman as a result of the announcement and consummation of the transaction described herein; (5) the impact of COVID-19 on Hillman’s business and operations and/or the ability of the parties to complete the Business Combination; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination; (9) the possibility that Hillman and Landcadia may be adversely affected by other economic, business, and/or competitive factors; (10) the out come of any legal proceedings that may be instituted against Landcadia, Hillman or any of their respective directors or officers following the announcement of the Business Combination; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redempti ons and purchase price and other adjustments; and (12) other risks and uncertainties indicated from time to time in the preliminary proxy statement of Landcadia related to the Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by Landcadia or Hillman. You are cautioned not to place undue reliance upon any forward looking statements. Forward looking statements included in this presentation speak only as of the date of this presentation. Neither Landcadia nor Hillman undertakes any obligation to update its forward looking statements to reflect events or circumstances after the date hereof. Additional risks and uncertainties are identified and discussed in Landcadia’s and Hillman’s reports filed with the SEC. No Offer or Solicitation. This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This presentation does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Use of Projections. This presentation contains financial forecasts. Neither Landcadia’s nor Hillman’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Landcadia’s or Hillman’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Landcadia, Hillman or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representati on by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data. In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Hillman competes and other industry data. We obtained this information and statistics from third party sources, including reports by market research firms and company filings. Being in receipt of the presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities. Non-GAAP Financial Matters. This presentation includes certain non GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and free cash flow. EBITDA is defined as net income plus tax expense, interest expense and depreciation and amortization. Adjusted EBITDA is defined as EBITDA, less non-recurring expenses. Free cash flow is defined as Adjusted EBITDA less capital expenditures. Note that free cash flow does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations. These financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may be different from non-GAAP financial measures used by other companies. Landcadia and Hillman believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed for a description of these non-GAAP financial measures and reconciliations of such non-GAAP financial measures to the most comparable GAAP amounts can be found. This presentation includes certain forward looking non-GAAP financial measures. To the extent a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is not provided in this presentation, it is because neither Landcadia nor Hillman is able to provide such reconciliation without unreasonable effort. Additional Information. Landcadia intends to file with the SEC a preliminary proxy statement in connection with the Business Combination and, when available, will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement will contain important information about the Business Combination and the other matters to be voted upon at a meeting of stockholders to be held to approve the Business Combination and other matters (the “Special Meeting”) and is not intended to provide the basis for any investment decision or any other decision In respect of such matters. Landcadia’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with Landcadia’s solicitation of proxies for the Special Meeting because the proxy statement will contain important information about the Business Combination. When available, the definitive proxy statement will be mailed to Landcadia stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting. Landcadia’s stockholders will also be able to obtain copies of the proxy statement, without charge once available, at the SEC’s website at www.sec.gov or by directing a request to Landcadia’s secretary at 1510 West Loop South Houston, Texas 77027. Participants in the Solicitation. Landcadia, Hillman and their respective directors and officers may be deemed participants in the solicitation of proxies of Landcadia stockholders in connection with the Business Combination. Landcadia’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Landcadia in Landcadia’s Registrati on Statement on Form S-1, which was initially filed with the SEC on September 17, 2020 and is available at the SEC’s website at www.sec.gov or by directing a request to Landcadia’s secretary at the address above. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Landcadia stockholders in connection with the Business Combination and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the proxy statement that Landcadia intends to file with the SEC, including Jefferies Financial Group Inc.’s and/or its affiliate’s various roles in the transaction. You should keep in mind that the interest of participants in such solicitation of proxies may have financial interests that are different from the interests of the other participants.

Transaction Summary Summary of Proposed Transaction Doug Cahill Hillman is the leading specialty distributor of hardware to winning retailers Chairman, Chief Executive Officer and President Landcadia III (NasdaqCM:LCY) is a publicly-listed special purpose acquisition company with $500mm cash held in trust Rocky Kraft Landcadia III’s founders have a track record of successful SPAC acquisitions, most recently Golden Nugget Online Gaming Chief Financial Officer (NasdaqCM:LCA) which closed in December 2020 Landcadia III is partnering with the CCMP Capital team who most recently brought Ollie’s Bargain Outlet (NasdaqGM:OLLI) and Jamieson Wellness (TSX:JWEL) to the public markets Hillman and Landcadia III plan to combine to accelerate growth across existing products and channels, and pursue attractive opportunities in Tilman J. Fertitta adjacent categories Co-Chairman and Chief Executive Officer CCMP Capital will be the largest shareholder after the transaction Richard Handler Co-Chairman and President $2.6bn 11.0x $375mm 3.3x Pro Forma 2021P PIPE Pro Forma Net Enterprise Adjusted Offering Leverage(1) Richard Liem Value EBITDA Vice President and Chief Financial Officer Note: 2020E defined as preliminary year-end results. Note: Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income. 1. Assumes no redemptions from cash in trust and $375 million PIPE offering. Based on 2020E Adjusted EBITDA. 2

What We Like About Hillman 1 2 3 4 Favorable Market Leader Differentiated Demographic in Complex, 55 Years of Sales Platform Drives Tailwinds Supports Compelling Growth in the Share Gains and 6% Annual Organic Categories for Best-in-Class Last 56(1) Widens Sales and 10% Competitive Moat Adjusted EBITDA Retailers Growth 5 6 7 8 Well-Invested Management Infrastructure Attractive Strong Team with Proven Poised to Support Acquisition Financial Profile Operational and Sales and Margin Opportunities Relative to Peers M&A Expertise Growth Foundation in place to achieve 6% Sales and 10% Adjusted EBITDA growth before acquisitions __________________________ Source: Third party industry report. Note: Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income. 1. During the Great Recession (’08-’09), Sales declined by only 5%, while Adjusted EBITDA grew 10% and margins expanded 250bps. 3

Indicative Transaction Overview

Estimated Sources & Uses

Sources:	
Cash Held in Trust[1]	$500
Existing Investor Rollover Equity	911
New Debt	835
PIPE Proceeds[2]	375
Cash on Hillman's Balance Sheet	22
Total	**$2,643**

Uses:	
Stock Consideration to Existing Investors	$911
Paydown of Existing Debt	1,544
Transaction Expenses	91
Cash to Hillman's Balance Sheet	96
Total	**$2,643**

Illustrative Pro Forma Valuation

Share Price	**$10.00**
Shares Outstanding[3]	190
Equity Value	**1,901**
Less: Cash	(96)
Plus: Debt	837
Implied Enterprise Value	**$2,642**
Implied Multiple on 2021P Adj. EBITDA ($240)	***11.0x***
PF Net Leverage[4] on 2020E Adj. EBITDA ($221)	***3.3x***

Illustrative Pro Forma Ownership[4]



Landcadia III Founders 5%
PIPE Investors 20%
Existing Hillman Investors 49%
~$1.9 billion PF Equity Value
Public Shareholders 26%

Note: The sources and uses of funds presented herein are forward-looking statements and reflect the Company's current plans and expectations regarding financing for the business combination. The Company may elect to obtain additional financing, including the sale of additional debt or equity, or alternative financing on different terms in connection with the business combination in which case the information presented herein may change. Pro forma figures include the run-rate contribution of recent acquisitions and public company cost assumptions. Due to rounding, numbers presented may not add up precisely to the totals indicated.

Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income.

1. *As of 9/30/2020. Assumes no redemption by Landcadia III's existing shareholders. Actual results in connection with the business combination may differ.*
2. *Assumes 37.5 million shares are issued at $10.00 per share.*
3. *Pro forma share count assumes no redemption by Landcadia III's existing shareholders and includes 50.0 million Landcadia III public shares, 11.5 million Landcadia III founder shares (2.8 million founder shares transferred to existing Hillman shareholders), 37.5 million PIPE investor shares and 91.1 million diluted shares transferred to existing Hillman shareholders. Excludes warrants.*
4. *Assumes no redemptions from trust and $375 million PIPE offering. Chart may not tie to 100% due to rounding. Includes existing shareholders' rolled options and RSUs, assumes treasury stock method.*

4

HILLMAN™

Top-Tier Financial Profile Relative to Peers

Median
*excludes Hillman

2017A – 2020E Revenue CAGR



Median: 5.0%
*excludes Hillman
1.8%
3.6%
4.1%
5.0%
8.8%
10.8%
12.3%
17.7%
HD Supply
Ferguson
Grainger
Watsco
Fastenal
Pool Corp.
SiteOne
Hillman

2017A – 2020E Adjusted EBITDA CAGR



Median: 9.0%
*excludes Hillman
(0.2%)
1.8%
3.6%
9.0%
9.1%
14.0%
14.6%
22.2%
HD Supply
Grainger
Watsco
Ferguson
Fastenal
Pool Corp.
SiteOne
Hillman

2020E Adjusted Gross Margin



Median: 33.1%
*excludes Hillman
24.2%
28.7%
29.4%
33.1%
36.1%
38.8%
43.1%
45.5%
Watsco
Pool Corp.
Ferguson
SiteOne
Grainger
HD Supply
Hillman (1)
Fastenal

2020E Adjusted EBITDA Margin



Median: 12.6%
*excludes Hillman
8.3%
9.0%
9.3%
12.6%
12.8%
16.2%
16.6%
23.1%
Watsco
SiteOne
Ferguson
Pool Corp.
Grainger
Hillman
HD Supply
Fastenal

EV / CY 2021P Adjusted EBITDA



Median: 20.2x
*excludes Hillman
11.0x
12.9x
13.9x
15.5x
20.2x
20.4x
28.1x
30.2x
Hillman Pro Forma
Ferguson
Grainger
HD Supply
Fastenal
Watsco
Pool Corp.
SiteOne

Source: Capital IQ as of 1/22/2021.

Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income and page 37 for a reconciliation of Adj. Gross Margin to Net Sales. All financial results have been calendarized, except for Ferguson, which has been adjusted to a year-end of 1/31 due to a lack of information to properly calendarize. HD Supply has been adjusted to account for the divesture of its Construction & Industrial segment that was announced on 8/11/2020. HD Supply's EV / EBITDA multiple represents the forward valuation it was acquired for by Home Depot on 12/23/2020.

1. *Adj. Gross Margin defined as (Net Sales less Adj. Cost of Sales (exclusive of depreciation and amortization)) / Net Sales. Adj. Gross margin also includes certain EBITDA adjustments.*

5

HILLMAN™

The Hillman Group

Investment Highlights Indispensable partner embedded with winning retailers Customers love us, trust us and rely on us #1 Market and innovation leader across compelling categories Large, predictable, growing and non-cyclical end markets Significant runway for incremental growth: organic and via M&A Management team with proven operational and M&A expertise Strong financial profile with 56-year track record 7

Hillman at a Glance

Business Description

- Founded in 1964; HQ in Cincinnati, OH
- The leading distributor of hardware and home improvement products, personal protective equipment and robotic kiosk technologies to a broad range of winning retailers in the U.S., Canada and Mexico
- The predominance of our sales come from Hillman-owned brands
- Highly attractive ~$6 billion direct addressable market with strong secular tailwinds
- Long-standing strategic partnerships with winning retailers including Home Depot, Lowes, Walmart, Tractor Supply, ACE and independent hardware stores
- Provide highly complex logistics, inventory, category management and differentiated in-store merchandising services via ~1,100 person field sales and service team
- ~3,600 non-union employees across corporate HQ, 22 N.A. distribution centers, and Taiwan sourcing office

By the Numbers

~20 billion Fasteners Sold per Year	**~575 million** Pairs of Gloves Sold per Year	**~116 million** Keys Duplicated per Year
~112,000 SKUs Managed	**~42,000** Store Direct Locations	**~32,500** Kiosks in Retail Locations
#1 Position Across Core Categories	**10%** Long-Term Historical Sales CAGR	**55 Years** Sales Growth in 56-Year History
~$1.4bn 2020E Sales	**22%** 2017A-2020E Adj. EBITDA Growth	**16%** 2020E Adj. EBITDA Margin

Note: Figures may not tie due to rounding and corporate eliminations.
Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income.
Note: Operational metrics based on 2020E management estimates.

8
HILLMAN™

Revenue and Adjusted EBITDA Snapshot 2020E, % of Total ($ in millions) Sales by Category Sales by Channel Farm & Ranch Canada Specialty 6% 10% Hardware & Protective 7% Robotics & Solutions Mass Digital 75% Merchant Solutions 9% 15% $1,368mm Commercial $1,368mm 48% 2020E Sales Industrial 2020E Sales 9% Traditional Hardware 21% Adj. EBITDA by Category Sales by End Segment Canada Commercial $7 9% Robotics & Hardware & DIYers & Digital Solutions Protective Solutions Professionals $60 $154 91% $221mm $1,368mm 2020E Adj. 2020E Sales EBITDA Note: Figures may not tie due to rounding and corporate eliminations. Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income, and pages 34-36 for a reconciliation of Adj. EBITDA by category to Reported Income from Operations. 9

Our Primary Business Segments Hardware & Protective Solutions Hardware Solutions Protective Solutions Robotics and Digital Solutions n Segment Positio #1 #1 #1 Fasteners Construction &Specialty Fasteners Work Gear Gloves Key and Fob Duplication Brands Owned Picture Builders Hardware Personalized Knife Hillman Hanging & Metal Shapes Safety / PPE Tags Sharpening Representative Top Customers Source: Third party industry report. 10

Hardware Solutions Overview

Broad and diversified product portfolio with ~61,000 SKUs

- **Market leader** across the fastening and hardware industry
- Customer-first culture **serving end user needs**
- Long-standing relationships **with all key customers**
- **Highly sticky and deeply moated** through a winning formula of:
  - Service
  - Quality
  - Category management
  - Value
  - Innovation



#1 Market Position	**~$710mm** 2020E Sales	**~8%** 2017A-2020E Organic Sales CAGR	**~10%** 2017A-2020E Total Sales CAGR
~61,000 SKUs Offered	**~23,000** Store Direct Locations	**82%** Direct-to-Store Delivery	**95%+** Fill Rates[(1)]



$2.2bn
$0.8bn
Current Penetration
Market Opportunity

Source: Third party industry report.
Note: Segment financials and all other figures exclude Canada business representing ~10% of sales. Figures may not tie due to rounding and corporate eliminations.
Note: 2020E defined as preliminary year-end results. Operational metrics based on 2020E management estimates.
1. *Fill rates calculated based on 2018A – 2020E data.*

11

HILLMAN™

Protective Solutions Overview

Leader in PPE consistently delivering disruptive innovation

- Industry **leading brands**
- **Leading supplier** of personal protection equipment
- **Design driven culture** focused on product development with **speed to market**
- Serving **all pro** and **DIYer's needs**
- **Experienced sourcing team** with deep vendor partnerships



#1 Market Position	**~$320mm** 2020E Sales	**~15%** 2017A-2020E Pro Forma Organic Sales CAGR[1]
~2,900 SKUs Offered	**~575mm** Pairs of Gloves Sold per Year	**64%** New Product Vitality Rate



$1.9bn
$0.3bn
Current Penetration
Market Opportunity

Source: Third party industry reports.
Note: Segment financials and all other figures exclude Canada business representing ~10% of sales. Figures may not tie due to rounding and corporate eliminations.
Note: 2020E defined as preliminary year-end results. Operational metrics based on 2020E management estimates.
1. 2017A – 2020E Organic Sales CAGR pro forma for the 2018 acquisition of Big Time Products.

12
HILLMAN™

Robotics & Digital Solutions Overview

Large network of robotic and digital technology delivers convenience, quality and recurring revenue

- Unique provider of **robotic consumer solutions**:
  - Key duplication (full-service and self-service)
  - Fob duplication
  - Pet tags
  - Knife sharpening
- **Cutting-edge products** and **proprietary technology platform**
- Expanding **innovation roadmap**
- Highly **attractive margin profile** and a **two year or less return on investment per machine**
- Installed base gives us **unique insights** into our customers and their needs


INSTA FOB

#1	~$210mm	~$60mm	~29%
Market Position	2020E Sales	2020E Adj. EBITDA	2020E Adj. EBITDA Margin

~116mm	~$120mm	~32,500
Keys Duplicated (2020E)	Capital Invested in Growth (2016A-2020E)	Machines in Retail Locations


$1.5bn
$0.2bn
Current Penetration
Market Opportunity

Source: Third party industry report.
Note: Segment financials and all other figures exclude Canada business representing ~10% of sales. Figures may not tie due to rounding and corporate eliminations.
Note: 2020E defined as preliminary year-end results. Operational metrics based on 2020E management estimates.
Note: Adjusted EBITDA is a non-GAAP measure. Please see page 35 for a reconciliation of Adjusted EBITDA to Reported Income from Operations.

13
HILLMAN™

Indispensable Partner Embedded with Winning Retailers Trusted partner that provides mission-critical sourcing and in-store and online inventory, category management and in-store services ï Ship direct to store: 112,000 SKUs to ï Diversification across buying departments and 42,000 locations categoriesï 1,100 person in-store sales and ï Track record of innovative new product service team introductionsï Our products and brands are critical to our customers: consumable, foot traffic driving, basket building and highly profitable 14

Customers Love Us, Trust Us and Rely on Us Consistently recognized by customers and well-positioned to capture additional categories throughout the store 95%+ 1,100 29 42,000 112,000 82% Fill Rates(1) Field Service Network Facilities Store Direct SKUs Products Shipped Team Members Locations Managed Direct-To-Retail 2020 2019 2018 2018 2017 Vendor of the Year Vendor of the Year Innovation Partner Vendor of the Year Vendor of the Year | of the Year | | | “This is an unprecedented time as we all navigate the ongoing global economic, social and health impacts of COVID-19… [ We “Our 2019 winners, like Hillman, delivered would ] like to take a moment to mention just a few of the suppliers record-breaking growth and provided Ace who made an extraordinary effort to keep our stores well stocked retailers with product and channel this quarter, despite their own challenging operating differentiation, unique and dynamic promotions, environments… in our hard lines business, Hillman... training and in-store support, went above and beyond in their responsiveness.” and high service levels…” May 2020 March 2020 Earnings Call Press Release Note: 2020E defined as preliminary year-end results. Operational metrics based on 2020E management estimates. 1. Fill rates calculated based on 2018A – 2020E data. 15

Steady, Long-Term, Predictable Growth Long-term sustainable growth with only one down sales year in the Company’s 56-year history Track Record of Growth Hillman Sales $1.4bn During the Great Recession (’08-’09), Sales declined by only 5%, while Adj. EBITDA grew 10% and margins expanded 250bps $200mm 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020E 6% Organic Sales CAGR 10% Total Sales CAGR Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income. CAGRs based on 2000A – 2020E sales. 16

Multiple Levers to Drive Growth

Multiple Levers to Drive Growth

Unique platform and significant recent investments support accelerating growth

1 Market Growth

- Hillman's markets expected to grow at 4% CAGR from 2020-2024
- Increasing home improvement spending

2 Grow with Existing Customers

- ~80% whitespace opportunity in existing products and channels
- Capture share in underpenetrated categories
- eCommerce expansion

3 Innovation Engine

- Capitalize on innovation and technology leadership
- Roll-out of recently acquired technologies: ReSharp, InstaFob
- Near-term service sales opportunity

4 Execute M&A

- Acquire forward-looking innovative companies
- Leverage Hillman's relationships with leading retailers and powerful in-store model to help scale acquired companies

5 Drive Adj. EBITDA Margin Improvement

- Favorable margin mix shift due to faster growth of higher Adj. EBITDA margin categories
- Fixed cost leverage from incremental sales

Organic and M&A Growth ← | → Margin Opportunity & Additional Upside

Source: Third party industry reports.
Note: Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income.

18

HILLMAN™

Attractive Market Dynamics Support Strong Future Growth $45 billion Total Addressable Market Existing Products Product and and Channels Channel Expansion Adjacent Categories ($ in billions) ($ in billions) ($ in billions) $6bn Opportunity $20bn Opportunity $20bn Opportunity $20.0 $20.0 $2.5 $5.0 $5.0 $5.0 $6.0 $15.0 $1.5 $1.9 $7.0 $2.2 Hardware Protective Robotics & Safety Fasteners, Hardware Plumbing Components Electrical Components Solutions Solutions Digital Solutions Paint Sundries Other Favorable secular trends and underlying Repair & Remodel activity supports 4% market growth Underlying Resiliency within Product Segments Positioned Positive Velocity from Megatrends Repair & Remodel to Outperform Competitors Source: Third party industry reports. 19

Hardware Solutions Innovation: Driving POWERPRO® Into the Future

Accelerated recent growth with anticipated opportunity to reach $150mm in sales and beyond

Highly Successful Launch…

- Hillman developed premium PowerPro line in 2001
- Established brand with premium position to serve customer needs
  - **Innovation:** Redesigned to deliver new performance benefits
  - **Category Expansion:** Expanded beyond wood and trim
  - **Distribution Expansion:** Across traditional hardware stores, lumber building materials and retail

…Poised for Continued Future Growth

- **Channel and Market Focus:** Launch new Concrete Screw
- **Innovation Pipeline:** New product launches using proven milestone process

Launch ready | *Testing* | *Development* | *Design* | *Concept*



Fasteners
POWERPRO Roofing Screws
POWERPRO Cement Board Screw
Black Fasteners
Fas-n-Tite Fence Screw
POWERPRO High Performance Concrete Screw
POWERPRO
DECK PLUS Hidden Deck Clip
Hollow Wall
POWERPRO Structural Screws – Code Approved
DECK PLUS Joist Kegs
POWERPRO Wood Screws
Fas-n-Tite Coated Category Nails

Significant Growth Since Launch with Sustained Momentum and Upside Opportunity

~$40mm 2017A Sales	~$70mm 2020E Sales	~$150mm 2025P Sales
22% 2014A-2017A CAGR	*21% 2017A-2020E CAGR*	*16% 2020E-2025P CAGR*

20

HILLMAN™

Case Study: User-Driven Innovation… Through extensive in-field research, Protective Solutions develops patent protected products that resonate with the core consumer Maximum Dexterity Dual Impact Reinforced Finger Continuous Lycra Palm Design Zone Protection Design Stretch Panels Ergonomic Palm Design PU Grip Zones Geometric Hi-Density Foam Athletic Wrist Durable Duck Extended Thumb Canvas Saddle Athletic Wrist Floating TPR Protection …Creates Growth and Opportunity for Hillman #1 in Unaided Doubled Sales From Gloves to Work Gear Collaborative Partnership Awareness in Category in 3 Years to Safety: Extendable vs. Big Brand Tension 21

resharp™ Case Study: New Product Development



- ✓ Quickly restores knife to factory sharpness
- ✓ Same day on demand accessibility
- ✓ No skill required, just watch
- ✓ Patented system

resharp™

ReSharp Poised to Open Doors to New Market Opportunities

2021P	Medium-Term	Market Size
~1,000+ *Units Installed*	$20mm+ *Sales*	$1.1bn *Current TAM (excluding commercial services)*
ACE Hardware	70%+ *Adj. EBITDA Margin*	
	7,500+ *Units Installed*	

Source: Management estimates and analysis.
Note: ReSharp was acquired in 2019 and is reported under the Robotics and Digital Solutions segment.
Note: Adjusted EBITDA is a non-GAAP measure. Please see page 35 for a reconciliation of Adjusted EBITDA to Reported Income from Operations.

22

HILLMAN™

M&A is, and Will Be, a Key Tool For Our Expansion Hillman has a proven M&A platform with a strong track record of identifying, executing and integrating acquisitions $550mm+ spent on strategic acquisitions since 2017 2017 2018 2019 2020 Recent management / Aggregate sales Pipeline of 150+ 50+ ownership discussion $3bn+ opportunity (targets 150+ targets identified with 50+ targets with recent dialogue) New product categories Innovative technology Leverage our retail relationships 23 and Case Studies: M&A and Integration History of building out the business through strategic tuck-ins and transformative acquisitions, growing categories and adding leading, recognized brands Strategic Enter gloves / Enter new self-service / Rationale: PPE category robotic key cutting category Purchase $345M $157M Price: (2018) (2018) CAGR: 39% $23 CAGR: 28% $67 Growth and Margin $36 21% $9 38% Enhancement: 16% 21% Oct-18 2020E Aug-18 2020E Adj. EBITDA Adj. EBITDA Margin Adj. EBITDA Adj. EBITDA Margin Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. BTP and MinuteKey were acquired in 2018 and are reported under Hardware & Protective Solutions and Robotics & Digital Solutions, respectively. Please see pages 34-35 for a reconciliation of Adjusted EBITDA to Reported Income from Operations. 24

Management Team with Proven Operational and M&A Expertise Management team brings a results-driven approach to innovation and growth Doug Cahill Rocky Kraft Jon Michael Adinolfi Kim Corbitt Chairman, CEO, and President Chief Financial Officer U.S. Divisional President Chief Human Resources Officer Joined Hillman in 2017 Joined Hillman in 2019 Joined Hillman in 2017 Appointed to current position in September 2019; Chairman since 2015 Over 25 years of experience growing consumer-focused and industrial companies Previously served as a Managing Director at CCMP Steven Brunker Randy Fagundo Scott Ride Divisional President, Chief Information Officer Chief Operating Officer, Canada Robotics & Digital Solutions Joined Hillman in 2020 Joined Hillman through Joined Hillman in 2015 MinuteKey acquisition in 2018 25

Financial Overview

Strong Financial Profile with 56-year Track Record

Exceptional Growth & Stability	Superior Performance	Strong Cash Flow Generation	Attractive Growth Prospects	Adj. EBITDA Margin Improvement
Positive sales growth in 55 of the Company's 56-year history	17.7% sales CAGR and 22.2% Adj. EBITDA CAGR from 2017A to 2020E	Attractive free cash flow profile	Targeting $1.4 billion sales and $240mm Adj. EBITDA in 2021P from organic growth	Expanding margins driven by attractive mix shift and operational excellence

Proven Track Record of Delivering Results[1]


($ in millions)
2017A-2020E Sales CAGR: 17.7%
2017A-2020E Adj. EBITDA CAGR: 22.2%
2020E-2022P Sales CAGR: 4.8%
2020E-2022P Adj. EBITDA CAGR: 8.6%
Adj. EBITDA:
$838
$121
$974
$140
$1,222
$179
$1,368
$221
~$1,440
~$240
~$1,500
~$260
2017A
2018A
2019A
2020E
2021P
2022P

	2017A	2018A	2019A	2020E	2021P	2022P
Adj. EBITDA Margin:	***14.5%***	***14.3%***	***14.6%***	***16.2%***	***16.6%***	***17.3%***
Adj. Gross Margin[2]:	*46.5%*	*45.6%*	*43.6%*	*43.1%*	*43.6%*	*44.3%*

Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income.

1. Excludes potential acquisitions.
2. Adj. Gross Margin defined as (Net Sales less Adj. Cost of Sales (exclusive of depreciation and amortization)) / Net Sales. Adj. Gross Margin also includes certain EBITDA adjustments. Please see page 37 for a reconciliation of Adj. Gross Margin to Net Sales. Adj. Gross Margin decline from 2017A to 2020E entirely attributable to inclusion of Big Time acquisition, which has lower Adj. Gross Margin profile but higher than fleet average Adj. EBITDA Margin.

27
HILLMAN™

Recent Developments – Strong Finish to 2020 ($ in millions) Full Year Q4 Sales Adjusted EBITDA Sales Adjusted EBITDA 12% 24% 14% 23% $1,368 $1,222 $221 $327 $43 $179 $286 $35 14.6% 16.2% 12.3% 13.2% 2019A 2020E 2019A 2020E 2019A 2020E 2019A 2020E Sales Adj. EBITDA Sales Adj. EBITDA Adj. EBITDA Margin Adj. EBITDA Margin Cash flow finished the year strong with Net Debt decreasing to $1,525 million, down $53 million from $1,578 in 2019A Free Cash Flow for 2020 increased to $176 million, up $55 million or 46% from $121 million in 2019A Growth Capex in 2020 decreased to $31 million, down $8 million from $39 million in 2019A Maintenance Capex in 2020 decreased to $15 million, down $4 million from $19 million in 2019A Note: 2020E defined as preliminary year-end results. Note: FY2020 EBITDA of $221.2M includes $28.4M of adjustments detailed beginning on page 33. 28

Infrastructure in Place to Drive Future Growth

Strategic capital investments position Hillman for long-term, sustainable growth

Capability-Enhancing, High-Return Growth CapEx Examples

Robotic Kiosk Technologies	~$120M	*Strategic technology investments enhanced product quality and consumer convenience*
Data Analytics Tools	~$5M	*Data analytics allowed Hillman to access real-time data to optimize category productivity*
Distribution Center Upgrades	~$20M	*Distribution Center upgrades improved the efficiency of the Hillman platform to help drive growth*
Cutting-Edge ERP Technology	~$20M	*Improved agility and efficiency of Hillman operations*

~$300mm invested in capital expenditures over the last 5 years

Low Maintenance CapEx with Investment in High ROI Initiatives (1)(2)

($ in millions, % of Total Sales)



$32.1
$47.5
$38.7
$30.7
$43.0
3.8%
4.9%
3.2%
2.2%
2.7%
2.3%
2.5%
1.6%
1.1%
1.1%
$19.3
$24.1
$19.1
$14.5
$17.8
2017A
2018A
2019A
2020E
'21P - '25P (3)
Maintenance CapEx
Growth CapEx
Maintenance as % of Sales
Growth as % of Sales

Note: 2020E defined as preliminary year-end results.
1. *2020E – 2025P sales used to calculate % of sales do not include projected acquisitions.*
2. *Does not include pro forma adjustments for pre-acquisition periods for acquired companies.*
3. *Represents average values for the 2021P – 2025P period.*

29

HILLMAN™

Strong Capital Structure and Free Cash Flow Support Growth

Total Leverage Based on 2020E Adj. EBITDA

($ millions)	Current[1]	Pro Forma[2]
Cash	$ 22	$ 96
ABL Revolver ($250.0 million)	$ 72	
First Lien Term Loan	1,037	
Capital Leases	2	2
6.375% Senior Unsecured Notes	330	
Trust Preferred	105	
New First Lien Term Loan		835
Total Debt	**$ 1,547**	**$ 837**
2020E Adj. EBITDA	$ 221	$ 221
Gross Debt / 2020E Adj. EBITDA	7.0x	3.8x
PF Total Net Debt / 2020E Adj. EBITDA	**6.9x**	**3.3x**
PF Total Net Debt / 2021P Adj. EBITDA	**6.3x**	**3.1x**

Total Net Leverage Based on 2020E Adj. EBITDA



6.9x
3.3x
Current
Pro Forma

Free Cash Flow[3]

($ millions)	Historical FYE 2017	Historical FYE 2018	Historical FYE 2019	Estimated 2020
Adjusted EBITDA	$ 121	$ 140	$ 179	$ 221
Maintenance CapEx	19	24	19	15
Free Cash Flow (ex. Growth CapEx)	**$ 102**	**$ 116**	**$ 160**	**$ 207**
% Conversion	*84.0%*	*82.7%*	*89.3%*	*93.4%*
Growth CapEx	32	47	39	31
Free Cash Flow	**$ 70**	**$ 68**	**$ 121**	**$ 176**
% Conversion	*57.6%*	*48.8%*	*67.7%*	*79.5%*

Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income.

1. *Represents FYE 2020E.*
2. *Assumes no redemption.*
3. *Free Cash Flow is a non-GAAP measure. Free Cash Flow is defined as Adjusted EBITDA less CapEx. Free Cash Flow Conversion is calculated as Free Cash Flow / Adjusted EBITDA. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income.*

30

HILLMAN™

A Clear Roadmap for Future Growth Long-range (5-year) growth targets: 10% Sales and 15% Adjusted EBITDA CAGR Sales Growth ($ in millions) 5-yr 10% CAGR 6% Rollout of new Continued Customer robotics and strategic M&A $1,368 penetration and digital programs Market growth product innovation 2020E 2025P 2025P (Organic) (Total) Adj. EBITDA Growth ($ in millions) 5-yr 15% CAGR 10% Continued Margin expansion strategic M&A Sales growth flow from mix shift to high $221 through at 2020E margin programs and margin operating leverage 2020E 2025P 2025P (Organic) (Total) Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income. 31

When It Comes To Distributing Fasteners, Hardware, Keys, Tags & PPE to Winning Retailers, Hillman Is In a League of Its Own Best In Class Specialty Distributor and Partner Long standing, deeply embedded strategic partner to winning omni-channel retailers Unmatched ability to source, deliver, manage and service 110,000+ SKU’s in 40,000+ locations including 32,500 kiosks Non-replicable field sales and service team, 1,100 strong, trusted with in store merchandising and category management Clear Market Leader In Attractive Product Categories #1 market positions in large and growing fastener, hardware, key, engraving and PPE product categories Serving Large, High Growth and Resilient Markets Total addressable market of $45 billion Products serve highly resilient repair & remodel and PPE markets Enduring home improvement trends: home use has gone from eat, sleep and watch TV to work, school, recreation, fitness and entertainment with millennials buying homes, suburban migration, and boomers aging in place Multiple Growth Drivers and Recession Resistance Sales have grown every year but one in past 56 years Organic sales growth has been 6% p.a. over the past 20 years (2000-2020) with 10% total sales growth over the period Invested $300 million in capex since 2015 and over $550 million in acquisitions since 2018 to drive future growth Home improvement and other trends support mid single digit core organic growth Core organic growth amplified by new business wins, product innovation, rollout of kiosks and expansion of PPE Total organic growth amplified by large M&A pipeline and proven M&A track record Winning Financial Profile At end of 2020: 3-year compound annual growth of 18% top line and 22% Adj. EBITDA Strength proven during COVID: FY 2020E sales up 12% and Adj. EBITDA up 24% Leadership in highly attractive product categories drives top tier 17% 2021P Adj. EBITDA margin with clear path to 20%+ Well-invested platform generating substantial cash flow Note: 2020E defined as preliminary year-end results. Adjusted EBITDA is a non-GAAP measure. Please see page 33 for a reconciliation of Adjusted EBITDA to Net Income. 32

Adjusted EBITDA Reconciliation

	Historical & Preliminary											
			2019					2020				
($ millions)	2017A	2018A	Q1A	Q2A	Q3A	Q4A	2019A	Q1A	Q2A	Q3A	Q4E	2020E
Net Income	$58.6	($69.6)	($35.3)	($19.5)	($14.5)	($34.1)	($103.4)	($9.8)	($4.2)	$10.7	($14.0)	($17.4)
Interest	63.2	82.8	29.6	29.1	27.9	27.2	113.8	26.2	27.0	23.8	22.1	99.1
Taxes	(84.9)	2.1	4.8	(2.9)	(3.8)	(3.5)	(5.4)	(9.3)	(1.7)	1.4	(7.0)	(16.6)
Depreciation & Amortization	72.1	90.6	30.6	31.3	30.9	31.7	124.6	32.4	32.1	30.8	31.6	126.9
Gains / Losses on Interest Rate Swaps	(1.5)	0.6	1.1	1.8	0.3	(0.6)	2.6	2.3	(0.3)	(0.8)	(0.6)	0.6
Reported EBITDA	$107.6	$106.4	$30.8	$39.9	$40.9	$20.6	$132.3	$41.8	$52.8	$65.9	$32.1	$192.7
1 Stock Compensation	2.5	1.6	0.4	0.3	1.2	1.1	3.0	1.1	1.5	1.1	1.3	5.1
2 CCMP Management Fee	0.5	0.5	0.1	0.1	0.1	0.2	0.6	0.1	0.2	0.1	0.1	0.6
3 Facility Exits[1]	0.1	1.3	-	-	-	-	-	-	0.4	3.0	0.4	3.9
4 Restructuring[2]	2.6	9.7	(0.1)	1.4	3.2	9.2	13.7	1.7	1.0	0.7	1.5	4.9
5 Litigation Expense	-	-	-	0.3	0.5	0.7	1.5	0.8	1.9	3.0	2.1	7.7
6 Acquisition and Integration Expense	1.6	12.4	3.1	3.4	4.7	1.3	12.6	(4.1)	3.8	1.1	5.6	6.3
7 Buy-back Expense	-	-	4.1	2.0	-	1.1	7.2	-	-	-	-	-
8 FastKey	-	-	-	6.8	0.1	1.0	7.9	-	-	-	-	-
9 Refinancing Costs	-	11.6	-	-	-	-	-	-	-	-	-	-
10 Anti-dumping Duties	6.3	(3.8)	-	-	-	-	-	-	-	-	-	-
Total Adjustments	**13.5**	**33.3**	**7.6**	**14.3**	**9.9**	**14.5**	**46.4**	**(0.3)**	**8.8**	**9.1**	**11.0**	**28.5**
Adjusted EBITDA	$121.2	$139.8	$38.5	$54.2	$50.8	$35.1	$178.7	$41.5	$61.6	$75.0	$43.1	$221.2

1. Stock compensation
2. CCMP management fees
3. Costs associated with the closure of facilities
4. Inventory write-offs, severance, rent, labor costs, etc. related to restructuring initiatives
5. Professional fees related to non-recurring litigation
6. Professional fees, non-recurring bonuses, severance and other costs related to historical acquisitions
7. Remove non-recurring buy-back expense for LOW and TSC
8. Impairment losses for the disposal of FastKey self-service key duplicating kiosks
9. Financing fees related to term loan
10. Anti-dumping duties related to nail business

Note: 2020E defined as preliminary year-end results.

1. *Includes exits of the San Antonio, Parma and Dallas Warehouse facilities.*
2. *Includes the restructuring of Canadian operations and executive severance.*

33

Adjusted EBITDA Reconciliation: Hardware and Protective Solutions

	Historical & Preliminary											
			2019					2020				
($ millions)	2017A	2018A	Q1A	Q2A	Q3A	Q4A	2019A	Q1A	Q2A	Q3A	Q4E	2020E
Reported Income from Operations	$7.8	$18.6	($2.6)	$10.9	$8.0	($2.2)	$14.2	$8.9	$24.4	$30.1	$3.9	$67.3
Depreciation & Amortization	42.6	50.2	16.0	16.2	16.2	16.9	65.4	16.9	17.6	17.1	17.6	69.2
Reported EBITDA	$50.4	$68.7	$13.5	$27.1	$24.2	$14.7	$79.6	$25.7	$42.0	$47.3	$21.5	$136.5
1 Stock Compensation	2.1	1.3	0.3	0.2	1.0	0.9	2.4	1.0	1.3	1.0	1.2	4.5
2 CCMP Management Fee	0.5	0.5	0.1	0.1	0.1	0.2	0.6	0.1	0.2	0.1	0.1	0.5
3 Facility Exits[1]	0.1	1.3	-	-	-	-	-	-	0.4	3.0	0.4	3.9
4 Restructuring	(0.6)	-	-	-	1.1	2.0	3.2	-	-	0.1	0.0	0.1
5 Acquisition and Integration Expense	1.6	7.1	2.2	2.1	3.7	0.9	8.8	0.1	0.5	0.9	6.8	8.3
6 Buy-back Expense	-	-	4.1	2.0	-	1.1	7.2	-	-	-	-	-
7 Corporate and Intersegment Adjustments	1.0	1.8	-	-	-	(0.4)	(0.4)	-	-	-	0.1	0.1
8 Anti-dumping Duties	6.3	(3.8)	-	-	-	-	-	-	-	-	-	-
Total Adjustments	**10.9**	**8.2**	**6.7**	**4.5**	**5.9**	**4.6**	**21.7**	**1.2**	**2.4**	**5.1**	**8.6**	**17.3**
Adjusted EBITDA	$61.3	$76.9	$20.2	$31.7	$30.1	$19.4	$101.3	$26.9	$44.5	$52.4	$30.1	$153.8

1. Stock compensation
2. CCMP management fees
3. Costs associated with the closure of facilities
4. Inventory write-offs, severance, rent, labor costs, etc. related to restructuring initiatives
5. Professional fees, non-recurring bonuses, severance and other costs related to historical acquisitions
6. Remove non-recurring buy-back expense for LOW and TSC
7. Allocations of corporate and segment expenses
8. Anti-dumping duties related to nail business

Note: 2020E defined as preliminary year-end results.

1. *Includes exits of the San Antonio, Parma and Dallas Warehouse facilities.*

34

HILLMAN™

Adjusted EBITDA Reconciliation: Robotics & Digital Solutions

	Historical & Preliminary											
			2019					2020				
($ millions)	2017A	2018A	Q1A	Q2A	Q3A	Q4A	2019A	Q1A	Q2A	Q3A	Q4E	2020E
Reported Income from Operations	$24.8	$17.7	$3.0	($3.4)	$4.2	($0.5)	$3.4	$5.9	($4.5)	$3.0	($1.3)	$3.2
Depreciation & Amortization	25.7	35.9	13.3	13.4	13.2	13.0	52.9	13.6	12.7	11.9	12.4	50.7
Reported EBITDA	$50.5	$53.6	$16.3	$10.0	$17.4	$12.6	$56.3	$19.5	$8.2	$14.9	$11.1	$53.8
1 Stock Compensation	0.4	0.3	0.1	0.1	0.2	0.2	0.5	0.2	0.2	0.1	0.1	0.7
2 CCMP Management Fee	-	-	-	-	-	-	-	0.0	0.0	0.0	0.0	0.1
3 Restructuring	1.6	-	-	0.0	0.2	0.5	0.7	-	-	-	-	-
4 Litigation Expense	-	-	-	0.3	0.5	0.7	1.5	0.8	1.9	3.0	2.1	7.7
5 Acquisition and Integration Expense	-	5.2	1.0	1.3	1.1	0.4	3.7	(4.2)	3.3	0.2	(1.2)	(2.0)
6 FastKey	-	-	-	6.7	0.1	1.0	7.8	-	-	-	-	-
7 Corporate and Intersegment Adjustments	(1.0)	(1.8)	-	-	-	0.4	0.4	-	-	-	(0.1)	(0.1)
Total Adjustments	**1.0**	**3.8**	**1.0**	**8.3**	**2.1**	**3.2**	**14.7**	**(3.2)**	**5.4**	**3.3**	**0.9**	**6.4**
Adjusted EBITDA	$51.5	$57.4	$17.3	$18.3	$19.6	$15.7	$71.0	$16.3	$13.6	$18.3	$12.1	$60.3

1. Stock compensation
2. CCMP management fees
3. Inventory write-offs, severance, rent, labor costs, etc. related to restructuring initiatives
4. Professional fees related to non-recurring litigation
5. Professional fees, non-recurring bonuses, severance and other costs related to historical acquisitions
6. Impairment losses for the disposal of FastKey self-service key duplicating kiosks
7. Allocations of corporate and segment expenses

Note: 2020E defined as preliminary year-end results.

35

HILLMAN™

Adjusted EBITDA Reconciliation: Canada Historical & Preliminary 2019 2020 ($ millions) 2017A 2018A Q1A Q2A Q3A Q4A 2019A Q1A Q2A Q3A Q4E 2020E Reported Income from Operations $2.9 ($8.8) ($0.2) $1.0 ($2.3) ($8.4) ($9.9) ($5.3) $0.8 $1.9 ($2.2) ($4.7) Depreciation & Amortization 3.8 4.6 1.3 1.7 1.5 1.8 6.3 1.9 1.7 1.8 1.7 7.1 Reported EBITDA $6.8 ($4.2) $1.0 $2.7 ($0.8) ($6.6) ($3.6) ($3.4) $2.6 $3.7 ($0.5) $2.4 1 Restructuring(1) 1.6 9.7 (0.1) 1.5 1.9 6.7 10.0 1.7 1.0 0.7 1.5 4.8 2 Corporate an Intersegment Adjustments (0.1) Total Adjustments $1.6 $9.7 ($0.1) $1.5 $1.9 $6.7 $10.0 $1.7 $1.0 $0.7 $1.5 $4.8 Adjusted EBITDA $8.3 $5.5 $1.0 $4.2 $1.1 $0.1 $6.4 ($1.7) $3.5 $4.4 $1.0 $7.2 Inventory write-offs, severance, rent, labor costs, etc. related to 1 restructuring initiatives 2 Allocations of corporate and segment expenses Note: 2020E defined as preliminary year-end results. 1. Includes the restructuring of Canadian operations and executive severance. 36

Adjusted Net Sales Reconciliation by Segment Historical & Preliminary 2019A 2020E ($ millions) Q1A Q2A Q3A Q4A 2019A Q1A Q2A Q3A Q4E 2020E Hardware & Protective Solutions Net Sales (Reported) $201.6 $226.4 $222.9 $202.1 $853.0 $213.2 $269.5 $300.3 $241.4 $1,024.4 Buy-back Expense 4.1 2.0 1.1 7.2 Net Sales (Adjusted) $205.7 $228.4 $222.9 $203.2 $860.2 $213.2 $269.5 $300.3 $241.4 $1,024.4 Robotics and Digital Solutions Net Sales (Reported) $57.4 $60.2 $61.8 $56.7 $236.1 $56.3 $42.2 $59.2 $51.6 $209.3 Canada Net Sales (Reported) $28.7 $38.0 $32.5 $26.0 $125.3 $26.4 $35.0 $39.2 $34.1 $134.6 Consolidated Net Sales (Reported) $287.7 $324.6 $317.3 $284.8 $1,214.4 $295.8 $346.7 $398.7 $327.1 $1,368.3 Buy-back Expense 4.1 2.0 1.1 7.2 Net Sales (Adjusted) $291.7 $326.6 $317.3 $285.9 $1,221.6 $295.8 $346.7 $398.7 $327.1 $1,368.3 Note: 2020E defined as preliminary year-end results. 37

Adjusted Gross Margin Reconciliation Historical & Preliminary Forecast ($ millions) 2017A 2018A 2019A 2020E 2021P 2022P Net Sales (Reported) $838.4 $974.2 $1,214.4 $1,368.3 $1,443.6 $1,503.5 Buy-back Expense 7.2 Net Sales (Adjusted) $838.4 $974.2 $1,221.6 $1,368.3 $1,443.6 $1,503.5 Cost of Sales (Reported)(1) $455.7 $537.9 $693.9 $781.8 $814.6 $838.1 Restructuring Related Charges 1.0 11.8 5.2 3.6 Anti-dumping Duties 6.3 (3.8) Cost of Sales (Adjusted)(1) $448.4 $529.9 $688.7 $778.2 $814.6 $838.1 Gross Profit (Reported)(1) $382.7 $436.3 $520.5 $586.5 $628.9 $665.5 Gross Margin (Reported)(1) 45.6% 44.8% 42.9% 42.9% 43.6% 44.3% Gross Profit (Adjusted)(1) $389.9 $444.2 $532.9 $590.1 $628.9 $665.5 Gross Margin (Adjusted)(1) 46.5% 45.6% 43.6% 43.1% 43.6% 44.3% Note: 2020E defined as preliminary year-end results. 1. Exclusive of depreciation and amortization. 38